SMITH BARNEY SECTOR SERIES INC.

Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

Supplement Dated February 1, 2006 to Prospectus Dated February 25, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the captions “Investments, risks and performance” and “Management”:

Effective February 1, 2006, Smith Barney Fund Management LLC, the funds’ investment manager (the “manager”), will assume portfolio management responsibility for the funds. Thomas Linkas and Charles Lovejoy, investment officers of the manager, will serve as the funds’ portfolio managers. The sub-advisory contracts with Citigroup Asset Management Limited with respect to each fund have been terminated. As a result, the manner in which the funds are managed is expected to change.

The manager anticipates that implementation of the investment approaches used by the new portfolio managers initially will result in more portfolio turnover than is typical for the funds, which will produce transaction costs. The manager intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize these costs to the extent possible, consistent with best execution. However, such turnover could result in higher taxable distributions to shareholders who do not hold the funds in tax-advantaged accounts and could lower the after-tax performance of the funds.

Mr. Linkas is Chief Investment Officer and Mr. Lovejoy is a portfolio manager of Batterymarch Financial Management, Inc. (“Batterymarch”), which, like the manager, is a subsidiary of Legg Mason, Inc.

Mr. Linkas joined Batterymarch in 1990 to direct the firm’s U.S. equity strategy and expanded his responsibilities in 1994 to include the developed markets of the Europe, Australasia and Far East universe. He was named Chief Investment Officer in 1999, with responsibility for all U.S., international and emerging markets portfolios. Prior to joining Batterymarch, he worked as a senior technology analyst for L.F. Rothchild & Co., with similar responsibilities at Goldman, Sachs & Co. He also managed three equity funds for Putnam Management Company. He has 32 years of investment experience.

Mr. Lovejoy joined Batterymarch in 1992. Prior thereto, he managed international and emerging markets portfolios for Boston International Advisors and headed the quantitative research group at Putnam Management Company, with responsibilities for portfolio management and product development as well as quantitative research for U.S., international and emerging markets. He has 25 years of investment experience.

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